SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): February 22, 2002


                               MONSTERDAATA, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                  33-1599               22-2732163
----------------------------       --------------        ----------------
 (State or other jurisdiction        (Commission         (I.R.S. Employer
      of incorporation)              File Number)        Identification No.)


      32 East 31st Street, 9th Floor, New York, New York             10016
      --------------------------------------------------           ----------
           (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code:  (212) 447-2000



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                           CURRENT REPORT ON FORM 8-K

                               MONSTERDAATA, INC.


                                 February 22, 2002

Item 5.  Other Events

      On February 22, 2002, MonsterDaata, Inc. and First American Real Estate Solutions, L.P. (FARES), the principal supplier of MonsterDaata's real estate data, entered into a Settlement Agreement, dated February 22, 2002, resolving all disputes under their License Agreement, dated May 1, 2000. Pursuant to the Settlement Agreement, in exchange for FARES forgiving all accounts receivable then owing it by MonsterDaata and releasing MonsterDaata from all remaining obligations under the License Agreement, MonsterDaata assigned to FARES certain computer equipment and eight customer contracts with regard to MonsterDaata's multiple listing service and MapTracker legacy products. As consideration for MonsterDaata's promises under the Settlement Agreement, FARES paid to MonsterDaata the sum of $425,000. MonsterDaata agreed not to solicit for a period of five years the customers whose contracts were assigned to FARES for similar services.

      In addition, MonsterDaata entered into a new License Agreement with FARES under which FARES will supply real estate data to MonsterDaata for two years without charge. The terms of the Settlement Agreement were determined as a result of arm's-length negotiations between the parties.

      The Settlement Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K. Any description of the Settlement Agreement contained herein is qualified in its entirety by reference to such Exhibit.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

      (b)   Pro Forma Financial Information.

                  Not applicable.


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

      (c)   Exhibits.

            10.1 Settlement Agreement, dated February 22, 2002, by and between MonsterDaata and First American Real Estate Solutions, L.P.

            99.1  Press Release issued by MonsterDaata on March 11, 2002.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MONSTERDAATA, INC.


Dated:  April 16, 2002               By:/s/ Harold S. Blue
                                       ---------------------------------------
                                           Harold S. Blue
                                           Vice Chairman of the Board



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

                                  EXHIBIT INDEX

Exhibit Number

     10.1 Settlement Agreement, dated February 22, 2002, by and between MonsterDaata and First American Real Estate Solutions, L.P.

     99.1        Press Release issued by MonsterDaata on March 11, 2002.




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